UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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XPERI INC.

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On April 17, 2024, Xperi Inc. (“Xperi”) issued a letter and press release in connection with its upcoming 2024 annual meeting of stockholders (the “Annual Meeting”). Copies of the letter and press release are attached hereto as Exhibits 1 and 2, respectively.

Important Additional Information

Xperi has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A, containing a form of BLUE proxy card, with respect to its solicitation of proxies for Xperi’s Annual Meeting. This communication is not a substitute for any proxy statement or other document that Xperi may file with the SEC in connection with any solicitation by Xperi.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY XPERI AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.

Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Xperi free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Xperi are also available free of charge by accessing Xperi’s website at www.xperi.com.

Exhibit 1

DEAR FELLOW XPERI STOCKHOLDERS, This year’s Annual Meeting of Stockholders (the “Annual Meeting”) of Xperi Inc. (“Xperi” or the “Company”) will be held on May 24, 2024, and it is particularly important. Enclosed you will find materials highlighting the Company’s transformation, strategy and progress, all of which have been driven by our experienced management team and highly qualified, purpose-built Board of Directors (the “Board”). We encourage you to review these materials carefully and vote today using the instructions on the enclosed BLUE proxy card. Overview of Xperi and Our History Xperi is a leading consumer entertainment technology company focused on creating extraordinary experiences. We develop technologies that make televisions, cars, smartphones, headphones, gaming consoles and other devices more intelligent, immersive and personal. Customers that rely on our products include some of the largest technology and car companies in the world: Microsoft, Samsung, Sony, TCL, Audi, BMW, Ford, Toyota, and many, many more. Our technologies are integrated into billions of consumer devices. Xperi was not always a consumer technology company. Xperi was founded in 1990 and, during its first 27 years, went by the name of Tessera. Tessera was originally focused on developing semiconductor packaging technology and licensing its intellectual property to chip manufacturers. For a time – driven by the miniaturization of electronics products and the need for ever-smaller and lower-power chips – this was a profitable (albeit volatile) business. However, a little over a decade ago, a series of legislative and legal changes significantly impacted the intellectual property licensing industry, making Tessera’s core business – intellectual property licensing – increasingly fraught. Recognizing these significant challenges and the company’s uncertain future, Tessera’s board took action and began a multi-year transformation to strengthen and reposition the company, moving away from a business that was dependent on IP licensing to one that was product-, technology- and customer-focused. Our Transformation in Response to Industry Disruption This transformation began with the acquisition of DTS in 2016, which gave Tessera new technology, exposure to new markets and customers and, importantly, new leadership. Tessera and DTS combined under a new parent, Tessera Holding Corp. and, marking the significance of the company’s shift, the combined company was renamed Xperi Corp., to reflect its new digital and physical experience-focused business model.

XPERI
LETTER TO STOCKHOLDERS

Under the new leadership of CEO Jon Kirchner, the company's board and management continued to reposition the business. In 2020, the company merged with TiVo, which significantly enhanced the scale of the existing product and IP licensing businesses. However, while transformative and necessary, this was not a long-term solution. The product and IP licensing businesses had different growth opportunities, financial profiles and capital needs. Moreover, there were some dis-synergies between the businesses; for example, the IP licensing side of the business was involved in active litigation with large electronics manufacturers, making it difficult for the product side of the business to sell to those same manufacturers.

Understanding these complexities, the board determined that a separation of the product and IP licensing businesses was the best way to position each business for long-term growth. So, in 2022, Xperi – the product business – was spun off from the IP licensing business as a new, independent company.

Our Strategy and Progress

Today, Xperi is focused on driving growth in our most attractive markets: connected TV advertising, streaming television and in-vehicle infotainment. These opportunities are supported by favorable long-term trends, like the proliferation of streaming services, smart TVs and connected vehicles and the growth of the subscription economy.

We continue to strengthen our business and have focused our attention and investment dollars on our most compelling and imminent opportunities. In January 2024, we completed the sale of AutoSense, our driver and occupant monitoring business which, due to changes in the regulatory and competitive landscape, no longer offered returns on our continued investment that were as attractive as those in entertainment technology. We also recently initiated a process to explore strategic alternatives for Perceive, our AI business, which represents a significant opportunity but also requires continued investment. We continue to think critically about our business configuration, strategy and alternative paths to create value for our stockholders.

Like many corporate transformations – in our case, from a semiconductor IP licensing company to an entertainment technology-focused product company – our path has been complex and our progress not perfectly smooth. Nevertheless, our transformation is on track and our strategy is working, which is evident in our recent financial and business results. Through the end of 2023, we delivered five consecutive quarters of year-over-year revenue growth as a stand-alone company, and we exited 2023 with our highest Adjusted EBITDA and Adjusted EBITDA margin ever.[1] The market has recognized our progress: our total shareholder returns have outperformed those of our peers over the last six months, one year and year-to-date,[2] and all four of the analysts covering our stock have a "Buy" or "Overweight" rating.[3]

Xperi Inc. ◆ 2190 Gold Street ◆ San Jose, CA 95002 ◆ xperi.com page 2

XPERI LETTER TO STOCKHOLDERS

Our improved business performance is the result of continued execution across each of our businesses. In 2023, we:

- **Signed four new cable operators for our streaming television product, reaching a record high of 1.9 million subscribers at the end of the year;**
- **Executed multiyear license agreements with major consumer electronics manufacturers, including Sony, Hisense and Xiaomi, in our Consumer Electronics business;**
- **Expanded our DTS AutoStage Connected Car platform to more vehicle models, reaching a footprint of over 7 million vehicles worldwide and building our committed revenue pipeline to more than $300 million; and**
- **Announced TiVo OS agreements with three leading global TV manufacturers.**

For 2024, we expect continued growth and margin expansion, forecasting to approximately double our Adjusted EBITDA margin to between 12% to 14%, with a path to achieving 25% to 30% Adjusted EBITDA margins within the next few years.[1] We have a more focused business model than ever before, and one that is well-positioned for sustainable, profitable growth.

This Year's Annual Meeting

At this year's Annual Meeting, Xperi is nominating five candidates for election to the Board, all of whom oversaw the transformative merger with TiVo and subsequent separation, and all of whom have been instrumental in driving the Company's transformation: Darcy Antonellis, Laura J. Durr, David C. Habiger, Jon E. Kirchner and Christopher Seams.

Our candidates for the Board are dedicated, diverse and experienced. They have been executives and directors at prominent technology and media companies, like J.D. Power, Reddit, Polycom, NETGEAR, Amdocs, Cinemark and Warner Bros. They also bring deep expertise in areas that are important to our go-forward business, including content monetization, consumer and media technology, automotive software, subscription-based business models, streaming media and product development.

Despite the actions we have taken to strengthen and reposition the business, one of our stockholders, Rubric Capital Master Fund LP (together with its affiliates, "Rubric"), has nominated two individuals to our Board and is seeking to replace half of our independent directors. Rubric's candidates include Tom Lacey, the former leader of Tessera – a business that no longer exists within Xperi – and one of his former colleagues and close personal friends. Neither of Rubric's nominees have any meaningful experience in entertainment technology, digital media, content monetization

Xperi Inc. ◆ 2190 Gold Street ◆ San Jose, CA 95002 ◆ xperi.com page 3

XPERI LETTER TO STOCKHOLDERS

or any other area that is critical for the future of Xperi. We do not believe they would bring any relevant expertise that is not already well-represented on the Board. In fact, during our conversations with them, they admitted that their skills are not additive to those of Xperi's incumbent directors.[4]

We have known Rubric and its principals for many years. Rubric traded in and out of the stocks of our predecessor entities before investing in Xperi shortly after our separation. To date, however, Rubric has not identified any concerns that we are not already addressing, nor has it provided any recommendations for how to improve Xperi.

Rubric's motives are unclear. But what is clear is that Rubric is intent on electing its candidate, Mr. Lacey, to the Board. We have engaged constructively with Rubric and have presented Rubric with two proposals that would achieve its aim of Board change. Our most recent proposal included the appointment of one of Rubric's two candidates, Deborah Conrad, to an expanded Board along with two new Board-identified candidates who are experts in areas that are more relevant to our business, including advertising monetization, capital allocation, digital media and automotive technology. Rubric, however, refuses to accept any resolution that does not include its candidate Mr. Lacey being appointed Chair of the Board.

We do not believe Rubric's proposal is in the best interests of stockholders. We know and respect Mr. Lacey. Some of us have even worked with him. But Mr. Lacey's last involvement with Xperi was nearly seven years ago, when semiconductor IP licensing – Mr. Lacey's area of expertise – was still an important part of our business. Today, that is no longer the case; Xperi's business has changed dramatically, and Mr. Lacey's background is no longer relevant to the Company's present or its future. The primary businesses during Mr. Lacey's tenure – Tessera and its subsidiaries Invensas, Ziptronix and FotoNation – are no longer part of our company. In our view, the election of Mr. Lacey and Rubric's other nominee, Ms. Conrad, would take Xperi backwards and substantially weaken the Board.

To ensure Xperi's strong momentum and progress continues, the Board urges stockholders to vote "FOR" all five of Xperi's nominees, and "WITHHOLD" on Rubric's two candidates, on the BLUE proxy card in connection with the upcoming Annual Meeting.

Stockholders who have any questions or need assistance voting their shares should contact the Company's proxy solicitor Morrow Sodali at (203) 658-9400 or XPER@info.morrowsodali.com.

— **THE XPERI INC. BOARD OF DIRECTORS**

Xperi Inc. ◆ 2190 Gold Street ◆ San Jose, CA 95002 ◆ xperi.com page 4

Forward Looking Statements This letter contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this letter that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding: expectations regarding our future Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Xperi free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Xperi are also available free of charge by accessing Xperi’s website at www.xperi.com. results of operations and financial position, margin expansion and overall growth, including, without limitation, anticipated Adjusted EBITDA growth, objectives for future operations, and ongoing strategies, including, without limitation, our pursuit of strategic alternatives for Perceive. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In some cases, you can identify forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) and our other filings with the SEC from time to time. Any forward-looking statements speak only as of the date of this letter and are based on information available to the Company as of the date of this letter, and the Company does not assume any obligation to, and does not intend to, publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Additional Information and Where to Find It Xperi has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A, containing a form of BLUE proxy card, with respect to its solicitation of proxies for Xperi’s 2024 Annual Meeting of Stockholders. This communication is not a substitute for any proxy statement or other document that Xperi may file with the SEC in connection with any solicitation by Xperi. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY XPERI AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Endnotes: 1 Non-GAAP Measures: Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial metrics. Adjusted EBITDA is defined as GAAP Net Income/Loss, less the impact of interest expense, income taxes, stock-based compensation, depreciation expense, amortization of intangible assets, amortization of capitalized cloud computing costs, goodwill impairment, impairment of long-lived assets, and one-time costs associated with transaction, separation, integration or restructuring. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Management believes that the non-GAAP measures used in this letter provide investors with important perspectives into the Company’s ongoing business and financial performance and provide an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. With respect to Adjusted EBITDA margin, the Company has determined that it is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure with a reasonable degree of confidence in its accuracy without unreasonable effort, as items including restructuring and impacts from discrete tax adjustments and tax law changes are inherently uncertain and depend on various factors, many of which are beyond the Company’s control. 2 Source: FactSet. As of April 5, 2024. “Peers” refer to the comparable public companies referenced during Xperi’s 2022 Investor Day presentation on September 20, 2022, and include Amdocs, Brightcove, Cerence, Dolby Laboratories, Harmonic, Roku and Vizio. Peer data refers to median. 3 Source: FactSet. Data as of April 5, 2024. 4 In his interview with Xperi’s directors on February 22, 2024, Mr. Lacey noted that, “The skills I have probably overlap – for sure overlap with some of you [directors].” If you have questions or need assistance in voting your shares, please contact: 430 Park Avenue, 14th Floor New York, NY 10022 Call toll-free (800) 662-5200 or (203) 658-9400 Email: XPER@info.morrowsodali.com

Exhibit 2

Xperi Mails Definitive Proxy Statement and Issues Letter to

Stockholders Highlighting the Company’s Transformation, Strategy

and Business Progress

Board Comments on Rubric Capital’s Puzzling Campaign to Replace Two Directors

Who Have Been Instrumental in Driving Xperi’s Transformation

Urges Stockholders to Vote on the BLUE Proxy Card FOR All Five of Xperi’s Directors

SAN JOSE, Calif. (April 17, 2024) —(BUSINESS WIRE)— Xperi Inc. (NYSE: XPER) (the “Company” or “Xperi”), an entertainment technology company that invents, develops, and delivers technologies that enable extraordinary experiences, today mailed definitive proxy materials to Xperi stockholders in connection with Xperi’s 2024 annual meeting of stockholders, which is scheduled to be held on May 24, 2024 (the “Annual Meeting”). Stockholders as of the close of business on March 28, 2024 will be entitled to vote at this meeting.

The proxy statement and other important information relating to the Annual Meeting can be found at https://investor.xperi.com. The Xperi Board of Directors (the “Board”) encourages all stockholders to vote “FOR” all five of Xperi’s nominees on the BLUE proxy card.

Xperi also sent a letter to stockholders. In the letter, Xperi’s Board describes:

•	Xperi’s multi-year transformation from Tessera – a business that was highly dependent on semiconductor IP licensing – to a consumer entertainment technology-focused company;

•	The actions the Board has taken to drive that transformation, including acquiring and growing new businesses, separating the legacy IP licensing business, and divesting non-core assets;

•

The Company’s strong financial performance since the separation of Xperi from the IP licensing business in 2022, including five consecutive quarters of year-over-year revenue growth through December 31, 2023, culminating in the Company’s highest ever Adjusted EBITDA and Adjusted EBITDA margin;[1]

•	The progress being made by executing across each of Xperi’s businesses; and

•	The expected revenue growth and margin expansion under Xperi’s focused business model.

In the letter, the Board also comments on the puzzling campaign being waged by Rubric Capital to replace half of Xperi’s independent directors with individuals whose skills are not additive to those of Xperi’s current directors. Despite the Company’s extensive efforts to engage constructively with Rubric and listen to their input, Rubric has not identified any concerns that Xperi is not already addressing, nor has it provided any concrete recommendations on how to improve Xperi.

The full text of the letter follows:

Dear Fellow Xperi Stockholders,

This year’s Annual Meeting of Stockholders (the “Annual Meeting”) of Xperi Inc. (“Xperi” or the “Company”) will be held on May 24, 2024, and it is particularly important.

Enclosed you will find materials highlighting the Company’s transformation, strategy and progress, all of which have been driven by our experienced management team and highly qualified, purpose-built Board of Directors (the “Board”). We encourage you to review these materials carefully and vote today using the instructions on the enclosed BLUE proxy card.

Overview of Xperi and Our History

Xperi is a leading consumer entertainment technology company focused on creating extraordinary experiences. We develop technologies that make televisions, cars, smartphones, headphones, gaming consoles and other devices more intelligent, immersive and personal. Customers that rely on our products include some of the largest technology and car companies in the world: Microsoft, Samsung, Sony, TCL, Audi, BMW, Ford, Toyota, and many, many more. Our technologies are integrated into billions of consumer devices.

Xperi was not always a consumer technology company. Xperi was founded in 1990 and, during its first 27 years, went by the name of Tessera. Tessera was originally focused on developing semiconductor packaging technology and licensing its intellectual property to chip manufacturers. For a time – driven by the miniaturization of electronics products and the need for ever-smaller and lower-power chips – this was a profitable (albeit volatile) business.

However, a little over a decade ago, a series of legislative and legal changes significantly impacted the intellectual property licensing industry, making Tessera’s core business – intellectual property licensing – increasingly fraught. Recognizing these significant challenges and the company’s uncertain future, Tessera’s board took action and began a multi-year transformation to strengthen and reposition the company, moving away from a business that was dependent on IP licensing to one that was product-, technology- and customer-focused.

Our Transformation in Response to Industry Disruption

This transformation began with the acquisition of DTS in 2016, which gave Tessera new technology, exposure to new markets and customers and, importantly, new leadership. Tessera and DTS combined under a new parent, Tessera Holding Corp. and, marking the significance of the company’s shift, the combined company was renamed Xperi Corp., to reflect its new digital and physical experience-focused business model.

Under the new leadership of CEO Jon Kirchner, the company’s board and management continued to reposition the business. In 2020, the company merged with TiVo, which significantly enhanced the scale of the existing product and IP licensing businesses. However, while transformative and necessary, this was not a long-term solution. The product and IP licensing businesses had different growth opportunities, financial profiles and capital needs. Moreover, there were some dis-synergies between the businesses; for example, the IP licensing side of the business was involved in active litigation with large electronics manufacturers, making it difficult for the product side of the business to sell to those same manufacturers.

Understanding these complexities, the board determined that a separation of the product and IP licensing businesses was the best way to position each business for long-term growth. So, in 2022, Xperi – the product business – was spun off from the IP licensing business as a new, independent company.

Our Strategy and Progress

Today, Xperi is focused on driving growth in our most attractive markets: connected TV advertising, streaming television and in-vehicle infotainment. These opportunities are supported by favorable long-term trends, like the proliferation of streaming services, smart TVs and connected vehicles and the growth of the subscription economy.

We continue to strengthen our business and have focused our attention and investment dollars on our most compelling and imminent opportunities. In January 2024, we completed the sale of AutoSense, our driver and occupant monitoring business which, due to changes in the regulatory and competitive landscape, no longer offered returns on our continued investment that were as attractive as those in entertainment technology. We also recently initiated a process to explore strategic alternatives for Perceive, our AI business, which represents a significant opportunity but also requires continued investment. We continue to think critically about our business configuration, strategy and alternative paths to create value for our stockholders.

Like many corporate transformations – in our case, from a semiconductor IP licensing company to an entertainment technology-focused product company – our path has been complex and our progress not perfectly smooth. Nevertheless, our transformation is on track and our strategy is working, which is evident in our recent financial and business results. Through the end of 2023, we delivered five consecutive quarters of year-over-year revenue growth as a stand-alone company, and we exited 2023 with our highest Adjusted EBITDA and Adjusted EBITDA margin ever.1 The market has recognized our progress: our total shareholder returns have outperformed those of our peers over the last six months, one year and year-to-date,2 and all four of the analysts covering our stock have a “Buy” or “Overweight” rating.3

Our improved business performance is the result of continued execution across each of our businesses. In 2023, we:

•	Signed four new cable operators for our streaming television product, reaching a record high of 1.9 million subscribers at the end of the year;

•	Executed multiyear license agreements with major consumer electronics manufacturers, including Sony, Hisense and Xiaomi, in our Consumer Electronics business;

•

Expanded our DTS AutoStage Connected Car platform to more vehicle models, reaching a footprint of over 7 million vehicles worldwide and building our committed revenue pipeline to more than $300 million; and

•	Announced TiVo OS agreements with three leading global TV manufacturers.

For 2024, we expect continued growth and margin expansion, forecasting to approximately double our Adjusted EBITDA margin to between 12% to 14%, with a path to achieving 25% to 30% Adjusted EBITDA margins within the next few years.1 We have a more focused business model than ever before, and one that is well-positioned for sustainable, profitable growth.

This Year’s Annual Meeting

At this year’s Annual Meeting, Xperi is nominating five candidates for election to the Board, all of whom oversaw the transformative merger with TiVo and subsequent separation, and all of whom have been instrumental in driving the Company’s transformation: Darcy Antonellis, Laura J. Durr, David C. Habiger, Jon E. Kirchner and Christopher Seams.

Our candidates for the Board are dedicated, diverse and experienced. They have been executives and directors at prominent technology and media companies, like J.D. Power, Reddit, Polycom, NETGEAR, Amdocs, Cinemark and Warner Bros. They also bring deep expertise in areas that are important to our go-forward business, including content monetization, consumer and media technology, automotive software, subscription-based business models, streaming media and product development.

Despite the actions we have taken to strengthen and reposition the business, one of our stockholders, Rubric Capital Master Fund LP (together with its affiliates, “Rubric”), has nominated two individuals to our Board and is seeking to replace half of our independent directors. Rubric’s candidates include Tom Lacey, the former leader of Tessera – a business that no longer exists within Xperi – and one of his former colleagues and close personal friends. Neither of Rubric’s nominees have any meaningful experience in entertainment technology, digital media, content monetization or any other area that is critical for the future of Xperi. We do not believe they would bring any relevant expertise that is not already well-represented on the Board. In fact, during our conversations with them, they admitted that their skills are not additive to those of Xperi’s incumbent directors.4

We have known Rubric and its principals for many years. Rubric traded in and out of the stocks of our predecessor entities before investing in Xperi shortly after our separation. To date, however, Rubric has not identified any concerns that we are not already addressing, nor has it provided any recommendations for how to improve Xperi.

Rubric’s motives are unclear. But what is clear is that Rubric is intent on electing its candidate, Mr. Lacey, to the Board. We have engaged constructively with Rubric and have presented Rubric with two proposals that would achieve its aim of Board change. Our most recent proposal included the appointment of one of Rubric’s two candidates, Deborah Conrad, to an expanded Board along with two new Board-identified candidates who are experts in areas that are more relevant to our business, including advertising monetization, capital allocation, digital media and automotive technology. Rubric, however, refuses to accept any resolution that does not include its candidate Mr. Lacey being appointed Chair of the Board.

We do not believe Rubric’s proposal is in the best interests of stockholders. We know and respect Mr. Lacey. Some of us have even worked with him. But Mr. Lacey’s last involvement with Xperi was nearly seven years ago, when semiconductor IP licensing – Mr. Lacey’s area of expertise – was still an important part of our business. Today, that is no longer the case; Xperi’s business has changed dramatically, and Mr. Lacey’s background is no longer relevant to the Company’s present or its future. The primary businesses during Mr. Lacey’s tenure – Tessera and its subsidiaries Invensas, Ziptronix and FotoNation – are no longer part of our company. In our view, the election of Mr. Lacey and Rubric’s other nominee, Ms. Conrad, would take Xperi backwards and substantially weaken the Board.

To ensure Xperi’s strong momentum and progress continues, the Board urges stockholders to vote “FOR” all five of Xperi’s nominees, and “WITHHOLD” on Rubric’s two candidates, on the BLUE proxy card in connection with the upcoming Annual Meeting.

Stockholders who have any questions or need assistance voting their shares should contact the Company’s proxy solicitor Morrow Sodali at (203) 658-9400 or XPER@info.morrowsodali.com.

– The Xperi Inc. Board of Directors

Forward-Looking Statements

This letter contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this letter that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding: expectations regarding our future results of operations and financial position, margin expansion and overall growth, including, without limitation, anticipated Adjusted EBITDA growth, objectives for future operations, and ongoing strategies, including, without limitation, our pursuit of strategic alternatives for Perceive. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In some cases, you can identify forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) and our other filings with the SEC from time to time. Any forward-looking statements speak only as of the date of this letter and are based on information available to the Company as of the date of this letter, and the Company does not assume any obligation to, and does not intend to, publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

Xperi has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A, containing a form of BLUE proxy card, with respect to its solicitation of proxies for Xperi’s 2024 Annual Meeting of Stockholders. This communication is not a substitute for any proxy statement or other document that Xperi may file with the SEC in connection with any solicitation by Xperi.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY XPERI AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.

Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Xperi free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Xperi are also available free of charge by accessing Xperi’s website at www.xperi.com.

Endnotes:

1 Non-GAAP Measures: Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial metrics. Adjusted EBITDA is defined as GAAP Net Income/Loss, less the impact of interest expense, income taxes, stock-based compensation, depreciation expense, amortization of intangible assets, amortization of capitalized cloud computing costs, goodwill impairment, impairment of long-lived assets, and one-time costs associated with transaction, separation, integration or restructuring. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Management believes that the non-GAAP measures used in this letter provide investors with important perspectives into the Company’s ongoing business and financial performance and provide an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP.

With respect to Adjusted EBITDA margin, the Company has determined that it is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure with a reasonable degree of confidence in its accuracy without unreasonable effort, as items including restructuring and impacts from discrete tax adjustments and tax law changes are inherently uncertain and depend on various factors, many of which are beyond the Company’s control.

2 Source: FactSet. As of April 5, 2024. “Peers” refer to the comparable public companies referenced during Xperi’s 2022 Investor Day presentation on September 20, 2022, and include Amdocs, Brightcove, Cerence, Dolby Laboratories, Harmonic, Roku and Vizio. Peer data refers to median.

3 Source: FactSet. Data as of April 5, 2024.

4 In his interview with Xperi’s directors on February 22, 2024, Mr. Lacey noted that, “The skills I have probably overlap – for sure overlap with some of you [directors].”

About Xperi Inc.

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands (DTS®, HD Radio™, TiVo®), and by its startup, Perceive, are integrated into billions of consumer devices and media platforms worldwide, powering smart devices, connected cars and entertainment experiences, including IMAX® Enhanced, a certification and licensing program operated by IMAX Corporation and DTS, Inc. Xperi has created a unified ecosystem that reaches highly engaged consumers, driving increased value for partners, customers and consumers.

©2024 Xperi Inc. All Rights Reserved. Xperi, TiVo, DTS, HD Radio, DTS Play-Fi, Perceive and their respective logos are trademark(s) or registered trademark(s) of Xperi Inc. or its subsidiaries in the United States and other countries. IMAX is a registered trademark of IMAX Corporation. All other trademarks and content are the property of their respective owners.

Xperi Investor Contact:

Mike Iburg

VP, Investor Relations

+1 408-321-3827

ir@xperi.com

Media Contact:

Amy Brennan

Senior Director, Corporate Communications

+1 949-518-6846

amy.brennan@xperi.com